SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

NexPoint Capital, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NEXPOINT CAPITAL, INC.

300 Crescent Court

Suite 700

Dallas, Texas 75201

(844) 485-9167

May 17, 2024

Dear Stockholder:

Enclosed you will find the proxy materials for the 2024 Annual Meeting of Stockholders of NexPoint Capital, Inc. (the “Corporation”) to be held at 300 Crescent Court, Suite 700, Dallas, Texas 75201, on Wednesday, June 26, 2024, at 9:00 a.m. Central Time (the “Annual Meeting”).

At the Annual Meeting, you will be asked to elect one (1) Class III Director to serve a three-year term. In addition to voting on the Election of Director, which is described in more detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, you will have an opportunity to hear a report on the Corporation and to discuss other matters of interest to you as a stockholder.

It is very important that your shares be represented at the Annual Meeting. Whether or not you plan to attend, I urge you to please complete, date, sign and mail the enclosed proxy card to us to assure that your shares are represented at the Annual Meeting.

Sincerely,

/s/ James Dondero
James Dondero President and Principal Executive Officer

1

NEXPOINT CAPITAL, INC.

300 Crescent Court

Suite 700

Dallas, Texas 75201

(844) 485-9167

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 26, 2024

Notice is hereby given to holders of shares of common stock of NexPoint Capital, Inc., a Delaware corporation (the “Corporation”), that the 2024 Annual Meeting of Stockholders will be held at 300 Crescent Court, Suite 700, Dallas, Texas 75201, on Wednesday, June 26, 2024, at 9:00 a.m. Central Time (the “Annual Meeting”).

Please vote your shares in accordance with the instructions on the enclosed proxy card whether or not you attend the Annual Meeting. The Annual Meeting will be held for the following purposes:

1.

To elect John Honis as a Class III Director of the Corporation to serve for a three-year term expiring at the 2027 Annual Meeting of Stockholders or until his successor is duly elected and qualifies (the “Proposal”); and

2.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

THE BOARD OF DIRECTORS, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.

The close of business on May 10, 2024 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Please call (844) 485-9167 for directions on how to attend the Annual Meeting and vote in person.

Important Notice Regarding Availability of Proxy Materials for the Stockholder Meeting to be held on June 26, 2024: Copies of these proxy materials, including the Corporation’s Annual Report, the Notice for the Annual Meeting, the Proxy Statement and the form of proxy, are available to you on the Internet at https://vote.proxyonline.com/nexpoint/docs/bdc.pdf. Copies of the proxy materials are also available upon request, without charge, by writing to EQ Fund Solutions, LLC at EQ Fund Solutions, LLC, ATTN: NexPoint 19808 Fulfillment, 55 Challenger Road, Ridgefield Park, New Jersey 07660, by calling (866) 796-1292, or by sending an e-mail to corporateservices@equiniti.com using subject line: NexPoint 19808 Fulfillment. Stockholders are encouraged to read all of the proxy materials before voting as the proxy materials contain important information necessary to make an informed decision.

The Board of Directors is requesting your vote. Your vote is important regardless of the number of shares that you own. Please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States. If you desire to vote in person at the Annual Meeting, you may revoke your proxy at any time before it is exercised.

By Order of the Board of Directors,

/s/ Stephanie Vitiello
Stephanie Vitiello Secretary

May 17, 2024

Dallas, Texas

1

NEXPOINT CAPITAL, INC.

300 Crescent Court

Suite 700

Dallas, Texas 75201

(844) 485-9167

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

JUNE 26, 2024

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of NexPoint Capital, Inc., a Delaware corporation (the “Corporation”), for use at the Corporation’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 300 Crescent Court, Suite 700, Dallas, Texas 75201, on Wednesday, June 26, 2024, at 9:00 a.m. Central Time, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders dated May 17, 2024. The Corporation is a closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). NexPoint Advisors, L.P., a Delaware limited partnership (the “Adviser”) serves as the investment adviser and the administrator (“Administrator”) to the Corporation. The principal executive offices of each of the Corporation and the Adviser are located at 300 Crescent Court, Suite 700, Dallas, Texas 75201.

This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and form of proxy are being provided to stockholders on or about May 17, 2024. The Board has fixed the close of business on May 10, 2024 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting. As of the Record Date, 9,146,110.355 shares of the Corporation’s Common Stock were issued and outstanding, and the Corporation had not issued any shares of preferred stock. Stockholders of the Corporation are entitled to one vote for each share held and fractional votes for each fractional share held.

If the form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares covered thereby will be voted at the Annual Meeting in accordance with the instructions marked thereon. All properly executed proxies received by the Board that do not specify how shares should be voted will be voted (i) “FOR” the election as a Director of the nominee listed in the Proposal below, and (ii) in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board does not know of any matters to be considered at the Annual Meeting other than the Election of Director referred to in this Proxy Statement and the Notice of Annual Meeting. A stockholder may revoke his or her proxy any time before it is exercised by (i) voting in person at the Annual Meeting, (ii) giving written notice of such revocation to the Secretary of the Corporation or (iii) returning a properly executed, later-dated proxy before the Annual Meeting.

In addition to soliciting proxies by mail, officers of the Corporation or officers or employees of the Adviser may solicit proxies by the Internet or by telephone. Copies of the Notice for the Annual Meeting, the Proxy Statement, the form of proxy and the Corporation’s annual report are available at https://vote.proxyonline.com/nexpoint/docs/bdc.pdf. The Corporation has engaged EQ Fund Solutions, LLC, at EQ Fund Solutions, LLC, ATTN: NexPoint 19808 Fulfillment, 55 Challenger Road, Ridgefield Park, New Jersey 07660 to provide stockholder meeting services, including the distribution of this Proxy Statement and related materials to stockholders, as well as assisting the Corporation in soliciting proxies for the Annual Meeting, at an approximate cost of $25,020. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Corporation.

Quorum

A quorum must be present at the Annual Meeting for any business to be conducted. The presence in person or by proxy of the holders of a majority of the shares of Common Stock entitled to vote shall constitute a quorum for the Annual Meeting. Shares represented by properly executed proxies with respect to which (i) a vote is withheld or (ii) the stockholder abstains will be treated as shares that are present and entitled to vote for purposes of determining a quorum.

Shares of Common Stock held by a broker or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on non-routine proposals are considered “broker non-votes” with respect to such proposals. Because the election of a Director is a non-routine matter, broker non-votes are not entitled to vote at the Annual Meeting. Therefore, broker non-votes will be treated as shares that are not present for quorum purposes at the Annual Meeting.

If a quorum is not present at the Annual Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments or postponements of the Annual Meeting to permit further solicitation of proxies. Any adjournment or postponement will require the affirmative vote of a majority of those shares that are represented at the Annual Meeting in person or by proxy, whether or not a quorum is present.

Vote Required

The election of a Director requires the affirmative vote of a majority of the shares of Common Stock cast at the Annual Meeting in person or by proxy. Abstentions are counted as present at the Annual Meeting for purposes of determining a quorum, but, assuming the presence of a quorum, will have the effect of a vote against a nominee.

Broker non-votes are described as votes cast by a broker or other nominee on behalf of a beneficial holder who does not provide explicit voting instructions to such broker or nominee and who does not attend the Annual Meeting. The election of a Director is a non-routine matter. As a result, if you hold shares in “street name” through a broker, bank or other nominee, your broker, bank or nominee will not be permitted to exercise voting discretion with respect to the Proposal at the Annual Meeting to elect John Honis as a Class III Director of the Corporation. Thus, if you do not give your broker or nominee specific instructions on how to vote for you or do not vote for yourself by returning a proxy card or by other arrangement with your broker or nominee, your shares will have no effect on the election of the Class III Director at the Annual Meeting.

THE PROPOSAL

ELECTION OF DIRECTOR

The Board is currently composed of five Directors, who are divided into three classes with staggered terms of three years each, with the term of office of one of the three classes expiring at each annual meeting of the stockholders.

At the Annual Meeting, the holders of the Corporation’s shares of Common Stock are being asked to re-elect John Honis as a Class III Director of the Corporation, to serve for a three-year term expiring at the 2027 annual meeting of stockholders or until his successor is duly elected and qualifies. John Honis is currently serving as a Class III Director of the Corporation and has agreed to continue to serve as a Class III Director, if re-elected. If John Honis is not available for re-election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Corporation’s Governance and Compliance Committee may select.

John Honis is currently serving as a Class III Director and was last elected to serve until the 2024 annual meeting of stockholders at the Corporation’s annual meeting of stockholders held on June 11, 2021. Dr. Bob Froehlich and Dorri McWhorter are currently serving as Class II Directors and each was last elected to serve until the 2026 annual meeting of stockholders at the Corporation’s annual meeting of stockholders held on June 16, 2023. Ethan

Powell and Bryan A. Ward are currently serving as Class I Directors and each was last elected to serve until the 2025 annual meeting of stockholders at the Corporation’s annual meeting of stockholders held on June 10, 2022. John Honis will continue to serve as a Class III Director if re-elected at the Annual Meeting. The Corporation’s Directors are not required to attend the Corporation’s annual stockholder meetings.

THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEE AS A DIRECTOR.

Qualifications and Additional Information about the Director Nominee and the Continuing Directors

The following provides an overview of the considerations that led the Board to conclude that the individual nominee for Director or the individuals serving as continuing Directors of the Corporation should be nominated or so serve, as well as the nominee’s and each Director’s name and certain biographical information as reported by them to the Corporation. Among the factors the Board considered when concluding that an individual should be a nominee for Director or serve on the Board were the following: the individual’s experience, skills, expertise, education, knowledge, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, the candidate’s ability to qualify as an Independent Director and the existence of any other relationships that might give rise to a conflict of interest and other relevant factors that the Corporation’s Governance and Compliance Committee considers appropriate in the context of the needs of the Board (e.g., whether a candidate is an “audit committee financial expert” under the federal securities laws).

In respect of the Director nominee and each continuing Director, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Corporation, were a significant factor in the determination that the individual should be a nominee for Director or serve as a Director of the Corporation. The Director nominee’s and each continuing Director’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the table below.

The “Fund Complex,” as referred to herein consists of: the Corporation, each series of NexPoint Funds I (“NFI”), each series of NexPoint Funds II (“NFII”), Highland Opportunities and Income Fund (“HFRO”), Highland Global Allocation Fund (“GAF”), and NexPoint Real Estate Strategies Fund (“NRESF”).

Nominee for Class III Director

Name, Date of Birth and Address(1)	Position(s) held with the Corporation	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past Five Years	Other Directorships Held During the Past Five Years(3)	Experience, Qualifications, Attributes, Skills for Board Membership
Interested Director

John Honis(4) (6/16/1958)	Director	Term expires 2024; Class III Director since 2014	President of Rand Advisors, LLC (August 2013 to August 2022); Manager of Turtle Bay Resort, LLC (August 2011 – December 2018); and President of Valience Group, LLC (since July 2021).	None	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors/trustees.

Class II Directors (continuing Directors not up for re-election at the Annual Meeting)

Name, Date of Birth and Address(1)	Position(s) held with the Corporation	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past Five Years	Other Directorships Held During the Past Five Years(3)	Experience, Qualifications, Attributes, Skills for Board Membership
Independent Directors

Dr. Bob Froehlich (4/28/1953)	Director	Term expires 2026; Class II Director since 2014	Retired.	Director of KC Concessions, Inc. (since January 2013); Director of American Sports Enterprise, Inc. (since January 2013); Chairman and owner, Kane County Cougars Baseball Club (since January 2013); Director of The Midwest League of Professional Baseball Clubs, Inc. (from January 2013 to December 2021); Director of Kane County Cougars Foundation, Inc. (since January 2013); Director of Galen Robotics, Inc. (from August 2016 to September 2023); Director and Special Advisor to Vault Data, LLC (since February 2018); Director of American Association of Professional Baseball, Inc. (since February 2021); Director of National Amateur Fall Baseball Federation (since December 2023); and Executive Director of Kane County Cougars Baseball Foundation Inc. (since July 2023 remaining as Director).	Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

Dorri McWhorter (6/30/1973)	Director	Term expires 2026; Class II Director since 2022	President and CEO, YMCA of Metropolitan Chicago (since 2021); and Chief Executive Officer, YWCA Metropolitan Chicago (from 2013 to 2021).	Board Director of William Blair Funds (since 2019); Board Director of Skyway Concession Company, LLC (since 2018); Board Director of Illinois CPA Society (from 2017 to 2022); Board Director of Lifeway Foods, Inc. (since 2020); Board Director of Green Thumb Industries, Inc. (from February 2022 to October 2022); Member of Financial Accounting Standards Advisory Council (since 2021); and Board Director of LanzaTech Global, Inc. (since 2023).	Significant managerial and executive experience, including experience as president and chief executive officer; significant background and experience in financial accounting; significant experience on other boards of directors, including for other registered investment companies.

Class I Directors (continuing Directors not up for re-election at the Annual Meeting)

Name, Date of Birth and Address(1)	Position(s) held with the Corporation	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past Five Years	Other Directorships Held During the Past Five Years(3)	Experience, Qualifications, Attributes, Skills for Board Membership
Independent Directors

Ethan Powell (6/20/1975)	Director and Chairman of the Board	Term expires 2025; Class I Director since 2014

Principal and CIO of Brookmont Capital Management,

LLC (since May 2020); CEO, Chairman and Founder of Impact Shares LLC (since December 2015); Trustee/Director of the Fund Complex (from June 2012 to July 2013 and since December 2013); and Director of Kelly Strategic Management (since August 2021).

				Trustee of Impact Shares Funds I Trust (since 2016).	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Fund Complex; significant administrative and managerial experience.

Name, Date of Birth and Address(1)	Position(s) held with the Corporation	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past Five Years	Other Directorships Held During the Past Five Years(3)	Experience, Qualifications, Attributes, Skills for Board Membership

Bryan A. Ward (2/4/1955)	Director and Chairman of the Audit and Qualified Legal Compliance Committee	Term expires 2025; Class I Director since 2014	President – Private Banking, Lakeside Bank since September 2023; Business Development Banker, CrossFirst Bank since January 2023 (President-Dallas from October 2020 until January 2023 and Senior Advisor from April 2019 until October 2022); Private Investor, BW Consulting, LLC (since 2014); and Anderson Consulting/Accenture (from 1991 to 2013).	None	Significant experience on this and/or other boards of directors/trustees; Audit and Qualified Legal Compliance Committee Chairman; significant managerial and executive experience; significant experience as a management consultant.

(1)	The address for the nominees and each Director is c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.
(2)

On an annual basis, as a matter of Board policy, the Governance and Compliance Committee reviews each Director’s performance and determines whether to extend each such Director’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance and Compliance Committee shall not recommend the continued service as a Director of a Board member who is older than 80 years of age at the time the Governance and Compliance Committee reports its findings to the Board.

(3)	Each of the Directors and the nominees oversee 7 portfolios in the Fund Complex.
(4)

In light of certain relationships between Mr. Honis and historically affiliated entities of the Adviser, including Highland Capital Management, L.P. (“HCMLP”), arising out of HCMLP’s pending Chapter 11 proceedings, Mr. Honis is treated as an Interested Director of the Corporation effective January 28, 2020.

Information about the Executive Officers

Set forth below are the names and certain information regarding the Corporation’s executive officers. Each executive officer serves until his or her successor has been duly elected and qualifies, or until his or her earlier resignation or removal.

Name, Date of Birth and Address(1)	Position(s) held with the Corporation	Principal Occupation(s) During Past Five Years
James Dondero (6/29/1962)	President and Principal Executive Officer since 2014	Founder of the Adviser; Co-founder of HCMLP and NexPoint Asset Management, L.P. (formerly Highland Capital Management Fund Advisors, L.P.) (“NexPoint”); Chairman of the Board of NexPoint Residential Trust, Inc. (NYSE: NXRT) since May 2015; President and a member of the investment committee of NRESF since February 2020; Chief Executive Officer and director of NexPoint Diversified Real Estate Trust (formerly, NexPoint Strategic Opportunities Fund) (“NXDT”) since December 2018; Portfolio Manager of NexPoint Event Driven Fund, Highland Opportunities and Income Fund and NexPoint Merger Arbitrage Fund (each a series of NFI), NexPoint Climate Tech Fund (a series of NFII), the Corporation and NRESF.

Dustin Norris (1/6/1984)	Executive Vice President since April 2019	Head of Distribution and Chief Product Strategist at the Adviser since March 2019; President of NexPoint Securities, Inc. since April 2018; Head of Distribution at NexPoint from November 2017 to March 2019; Chief Product Strategist at NexPoint from September 2015 to March 2019; Officer of the Fund Complex since November 2012.

Frank Waterhouse (4/14/1971)	Treasurer and Principal Accounting Officer since May 2015 and Principal Financial Officer since April 2021	Chief Financial Officer of Skyview Group since February 2021; Chief Financial Officer and Partner of HCMLP from December 2011 and March 2015, respectively, to February 2021; Treasurer of the Fund Complex since May 2015; Principal Financial Officer of NFI, NFII, GAF, HFRO, and NXDT since April 2021 and from October 2017 to February 2021; and Principal Executive Officer of NFI, NFII, GAF and HFRO from February 2018 to February 2021 and since April 2021.

Stephanie Vitiello (6/21/1983)	Secretary since April 2021 and Chief Compliance Officer and Anti-Money Laundering Officer since November 2021	Chief Compliance Officer and Counsel of Skyview Group since February 2021. Prior to her current role at Skyview Group, Ms. Vitiello served as Managing Director – Distressed, Assistant General Counsel, Associate General Counsel, and In-House Counsel for HCMLP.

Will Mabry (7/2/1986)	Assistant Treasurer since April 2021	Director, Fund Analysis of Skyview Group since February 2021. Prior to his current role at Skyview Group, Mr. Mabry served as Senior Manager – Fund Analysis, Manager – Fund Analysis, and Senior Fund Analyst for HCMLP.

(1)	The address for each officer is c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain ownership information with respect to our Common Stock, as of April 30, 2024, for those persons who directly or indirectly own, control or hold with the power to vote, five percent or more of our outstanding Common Stock and all officers and Directors, individually and as a group.

Name and Address	Type of Ownership	Shares Owned	Value of Securities	Percentage of Outstanding Shares as of April 30, 2024
Liberty CLO Holdco Ltd(1)	Beneficial	2,549,002.29	$13,509,712.14	27.86%
All officers and Directors as a group (10 persons)(2)	N/A	None	$0	0%

(1)	The address for Liberty CLO Holdco Ltd. is One Nexus Way, Camana Bay, George Town, Grand Cayman KY 19005.
(2)	The address for each Director or officer is c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.

Dollar Range of Equity Securities Beneficially Owned by Directors

Set forth in the table below is the dollar range of shares beneficially owned by each Director in (i) the Corporation and (ii) all registered investment companies in the Fund Complex overseen by such Director.

Name of Director	Dollar Range of Shares of the Corporation(1)	Aggregate Dollar Range of Equity Securities(1) Owned in All Registered Investment Companies Overseen by Director in the Fund Complex
Independent Directors
Dr. Bob Froehlich	None	Over $100,000
Bryan A. Ward	None	$50,001-$100,000
Ethan Powell	None	$10,001-$50,000
Dorri McWhorter	None	None

Interested Director
John Honis(2)	None	None

(1)	Based on market value as of December 31, 2023.
(2)

In light of certain relationships between Mr. Honis and historically affiliated entities of the Adviser, including HCMLP, arising out of HCMLP’s pending Chapter 11 proceedings, Mr. Honis is treated as an Interested Director of the Corporation effective January 28, 2020.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules thereunder require that the Corporation’s Directors and officers and persons who own beneficially, directly or indirectly, more than 10 percent of any class of the Corporation’s securities file initial reports of beneficial ownership and reports of changes in beneficial ownership with the U.S. Securities and Exchange Commission (“SEC”) and furnish the Corporation with copies of all such reports. Specific due dates for those reports have been established, and the Corporation is required to report in this Proxy Statement any known failure to file such reports by those due dates. Based solely upon a review of the copies of such reports furnished, the Corporation does not know of any Director, officer or person who beneficially owns more than 10 percent of any class of the Corporation’s securities who failed to file on a timely basis the required reports.

Role of the Board of Directors, Leadership Structure and Risk Oversight

The Role of the Board

The Board oversees the management and operations of the Corporation. Like most business development companies and registered investment companies, the day-to-day management and operation of the Corporation is performed by various service providers to the Corporation, such as the Adviser, custodian and transfer agent. The Board has appointed senior employees of certain of these service providers as officers of the Corporation, with responsibility to monitor and report to the Board on the Corporation’s operations. The Board receives regular reports from these officers and service providers regarding the Corporation’s operations. For example, the Chief Financial Officer provides reports as to financial reporting matters and investment personnel report on the performance of the Corporation. The Board has appointed a Chief Compliance Officer who administers the Corporation’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal Board meetings, which are typically held quarterly and involve the Board’s review of, among other items, recent Corporation operations. The Board also periodically holds telephonic meetings as part of its review of the Corporation’s activities. From time to time, one or more members of the Board may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of the Corporation and its oversight role does not make the Board a guarantor of the Corporation’s investments, operations or activities.

Board Structure and Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board consists of five Directors, four of whom are not “interested persons,” as defined in the 1940 Act, of the Corporation. These individuals are referred to as the Corporation’s independent Directors (the “Independent Directors”). During the fiscal year ended December 31, 2023, the Board convened six times. Each Director then serving in such capacity attended at least 75% of the meetings. The Corporation encourages, but does not require, Directors to attend the Annual Meeting.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Corporation’s current operations. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Directors is appropriate given its specific characteristics. These characteristics include: (i) the extent to which the work of the Board is conducted through the standing committees, and that the Audit and Qualified Legal Compliance Committee (the “Audit Committee”) and the Governance and Compliance Committee meetings are each chaired by an Independent Director; (ii) the extent to which the Independent Directors meet as needed, together with their independent legal counsel, in the absence of members of management and any member of the Board who is considered an “interested person” of the Corporation; and (iii) Mr. Powell’s and Mr. Honis’ previous positions with NexPoint and/or historical affiliates of the Adviser, which enhances the Board’s understanding of the operations of the Adviser.

Board Oversight of Risk Management. The Board’s role is one of oversight, rather than active management. This oversight extends to the Corporation’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Corporation. For example, the Adviser and other service providers to the Corporation are primarily responsible for the management of the Corporation’s investment risks. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Directors seek to understand the key risks facing the Corporation, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board receives a wide range of reports on the Corporation’s activities from the Adviser and other service providers, including reports regarding the Corporation’s investment portfolio, the compliance of the Corporation with applicable laws, and the Corporation’s financial accounting and reporting. The Board also meets periodically with the Corporation’s Chief Compliance Officer to receive reports regarding the compliance of the Corporation with the federal securities laws and the Corporation’s internal compliance policies and procedures and meets with the Corporation’s Chief Compliance Officer periodically, including at least annually, to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Corporation. The Board’s Audit Committee also meets regularly with the Chief Financial Officer and the Corporation’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Corporation’s financial reporting function. The Board also meets periodically with the portfolio managers of the Corporation to receive reports regarding the management of the Corporation, including its investment risks.

The Board recognizes that not all risks that may affect the Corporation can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Corporation’s goals, that reports received by the Directors with respect to risk management matters are typically summaries of the relevant information, and that the processes, procedures and controls employed to address risks may be limited in their effectiveness. As a result of the foregoing and other factors, risk management oversight by the Board and by the Committees is subject to substantial limitations.

Committees of the Board

The Board conducts much of its work through certain standing Committees. The Board has three Committees, the Audit Committee, the Governance and Compliance Committee, and the Administration and Operations Committee, each of which are discussed in greater detail below. The Board has adopted charters for each of these Committees.

For the fiscal year ended December 31, 2023, the Audit Committee held four meetings, the Governance and Compliance Committee held six meetings, and the Administration and Operations Committee held five meetings. Each Director then serving in such capacity attended at least 75% of the meetings of the Committees of which he or she is a member.

Audit and Qualified Legal Compliance Committee

The members of the Audit Committee are Dr. Froehlich, Messrs. Ward and Powell, and Ms. McWhorter, each of whom is an Independent Director. Mr. Ward serves as Chairman of the Audit Committee. The Audit Committee is responsible for (i) approving the Corporation’s independent registered public accounting firm, (ii) reviewing with the Corporation’s independent accountants the plans and results of the audit engagement and the adequacy of the Corporation’s internal accounting controls, and (iii) approving professional services provided by the independent registered public accounting firm. The Audit Committee is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Corporation who appear and practice before the SEC on behalf of the Corporation. The Audit Committee also oversees valuations determined by the Adviser, who pursuant to Rule 2a-5 under the 1940 Act, has been designated by the Board as the Corporation’s valuation designee to perform the fair valuation determination for securities and other assets held by the Corporation in accordance with valuation policies and procedures established by the Adviser and approved by the Board. The Board has determined that Mr. Ward is an “audit committee financial expert,” as defined under Item 407(d)(5) of Regulation S-K under the Exchange Act. In addition, each member of the Audit Committee meets the current independence and experience requirements of Rule 10A-3 under the Exchange Act.

A current copy of the Corporation’s Audit Committee Charter is available on the Corporation’s website at https://www.nexpoint.com/nexpoint-capital-filings/.

Governance and Compliance Committee

The members of the Governance and Compliance Committee are Dr. Froehlich, Messrs. Powell and Ward, and Ms. McWhorter, each of whom is independent for purposes of the 1940 Act. Dr. Froehlich serves as the Chairman of the Governance and Compliance Committee. The Governance and Compliance Committee’s function is to oversee and make recommendations to the full Board or the Independent Directors, as applicable, with respect to the Corporation’s governance, selection and nomination of Directors, compensation of Directors, and related matters, as well as to oversee and assist Board oversight of the Corporation’s compliance with legal and regulatory requirements and to seek to address any potential conflicts of interest between the Corporation and the Adviser in connection with any potential or existing litigation or other legal proceeding related to securities held by the Corporation and the Adviser or another client of the Adviser. The Governance and Compliance Committee is also responsible for evaluating each Director and determining whether to recommend each Director’s continued service in that capacity.

The Governance and Compliance Committee considers nominees properly recommended by the Corporation’s stockholders. The Corporation’s bylaws provide that for any nomination to be properly brought by a stockholder for a meeting, such stockholder will have to comply with advance notice requirements and provide the Corporation with certain information. Generally, to be timely, a stockholder’s notice must be received at the Corporation’s principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the date the proxy statement for the immediately preceding annual meeting of stockholders was released to the Corporation’s stockholders.

The Corporation’s bylaws further provide that nominations of persons for election to the Board at a special meeting may be made only by or at the direction of the Board and, provided that the Board has determined that Directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws, including the following information for each Director nominee: full name, age and address; principal occupation during the past five years; directorships on publicly held companies and investment companies during the past five years; number of shares of Common Stock owned, if any; and a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders. In order to be eligible to be a nominee for election as a Director, such potential nominee may be required to provide additional information to determine his or her qualifications or eligibility to serve on the Board.

The Governance and Compliance Committee has not established any specific, minimum qualifications that must be met for an individual to be considered for nomination as a Director. Criteria and attributes considered by the Governance and Compliance Committee in evaluating the qualifications of individuals for election as a Director, including individuals nominated by stockholders, include the following: experience, skills, expertise, education, knowledge, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, the individual’s ability to qualify as an Independent Director and the existence of any other relationships that might give rise to a conflict of interest and other relevant factors that the Governance and Compliance Committee considers appropriate in the context of the needs of the Board (e.g., whether a candidate is an “audit committee financial expert” under the federal securities laws).

A current copy of the Corporation’s Governance and Compliance Committee Charter is available on the Corporation’s website at https://www.nexpoint.com/nexpoint-capital-filings/.

Administration and Operations Committee (formerly the Distribution and Alternatives Oversight Committee)

The members of the Administration and Operations Committee are Dr. Froehlich, Messrs. Honis, Powell and Ward, and Ms. McWhorter. The Administration and Operations Committee is responsible for reviewing arrangements with financial intermediaries who provide service to the Corporation, including Corporation payments to financial intermediaries and for overseeing any funds that, in the Board’s determination, employ alternative investment strategies. Mr. Honis serves as Chairman of the Administration and Operations Committee.

Compensation Committee

As none of the Corporation’s executive officers are compensated by the Corporation, the Corporation does not have a compensation committee and neither the Board nor a Committee thereof produces and/or reviews a report on executive compensation practices. The Governance and Compliance Committee reviews and evaluates compensation payable to the Directors at least annually to ensure that such compensation continues to be appropriate in light of the responsibilities of the Directors. The Governance and Compliance Committee makes any recommendations regarding changes to the Directors’ compensation to the Board, and the full Board approves the Directors’ compensation.

Compensation of Directors and Executive Officers

The executive officers of the Corporation receive no direct remuneration from the Corporation. Each Director of the Corporation who oversees all of the funds in the Fund Complex receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Fund Complex based upon relative net assets. The Directors are reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The Directors do not receive any separate compensation in connection with service on Committees or for attending Board or Committee meetings; however, the Chairman of the Board and the Chairman of the Audit Committee each receive an additional payment of $10,000 payable in quarterly installments and allocated among each portfolio in the Fund Complex based on relative net assets. The Directors do not receive equity awards or incentive-based compensation and do not have any pension or retirement plan.

The following table summarizes the compensation paid by the Corporation to its Directors and the aggregate compensation paid by the Fund Complex to the Directors for services rendered in the fiscal year ended December 31, 2023.

Name of Director	Aggregate Compensation from the Corporation	Aggregate Compensation from the Fund Complex
Independent Directors
Bryan A. Ward	$3,157	$160,000
Dr. Bob Froehlich	$2,960	$150,000
Ethan Powell	$3,157	$160,000
Dorri McWhorter	$2,960	$150,000

Interested Director
John Honis	$2,960	$150,000

Code of Conduct and Code of Ethics

The Corporation expects each of its officers and Directors, as well as any person affiliated with its operations, to act in accordance with the highest standards of personal and professional integrity at all times and to comply with the Corporation’s policies and procedures and all laws, rules and regulations of any applicable international, federal, provincial, state or local government. To this effect, the Corporation has adopted a Sarbanes-Oxley (“SOX”) Code of Ethics, which is posted on the Corporation’s website at https://www.nexpoint.com/nexpoint-capital-filings/. The SOX Code of Ethics applies to the Corporation’s principal executive officer and principal financial officer.

As required by the 1940 Act, the Corporation and the Adviser have each adopted a Code of Ethics (the “Rule 17j-1 Code of Ethics”) that establishes procedures that apply to the Corporation’s Directors, executive officers, officers, their respective staffs and the employees of the Adviser with respect to their personal investments and investment transactions. Each Rule 17j-1 Code of Ethics generally does not permit investments by the Corporation’s Directors, officers or any other covered person in securities that may be purchased or held by the Corporation. You may access the Corporation’s Rule 17j-1 Code of Ethics on the Corporation’s website at https://www.nexpoint.com/nexpoint-capital-filings/.

Certain Relationships and Related Party Transactions

The Corporation has entered into agreements with the Adviser and Administrator. Certain members of the Corporation’s senior management have ownership and financial interests in the Adviser and the Administrator. Members of senior management also serve as officers of other investment managers affiliated with the Adviser that do and may in the future manage investment funds, accounts or other investment vehicles with investment objectives similar to those of the Corporation. In addition, the Corporation’s executive officers and Directors and the partners of the Adviser serve or may serve as officers, directors or principals of entities that operate in the same, or related, lines of business as the Corporation does or of investment funds, accounts or other investment vehicles managed by the Corporation’s affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to the Corporation’s investment objective.

As a result, the Corporation may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by the Adviser or its affiliates. However, in order to fulfill its fiduciary duties to each of its clients, the Adviser intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with the Adviser’s allocation policy, investment objective and strategies so that the Corporation is not disadvantaged in relation to any other client. Where the Corporation is able to co-invest consistent with the requirements of the 1940 Act, if sufficient securities or loan amounts are available to satisfy the Corporation’s and each such account’s proposed demand, the opportunity will be allocated in accordance with the Adviser’s pre-transaction determination. If there is an insufficient amount of an investment opportunity to satisfy the Corporation’s demand and that of other accounts sponsored or managed by the Adviser or its affiliates, the allocation policy provides that allocations among the Corporation and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. Where the Corporation is unable to co-invest consistent with the requirements of the 1940 Act, the Adviser’s allocation policy further provides for investments to be allocated on a random or rotational basis to assure that all clients have fair and equitable access to such investment opportunities.

The Board, in consultation with the Corporation’s Chief Executive Officer, Chief Compliance Officer and legal counsel, may review potential related party transactions and, during these reviews, it may also consider any conflicts of interest brought to its attention pursuant to the Corporation’s Code of Conduct or the Corporation’s or the Adviser’s Rule 17j-1 Code of Ethics.

The Corporation has entered into an investment advisory agreement with the Adviser pursuant to which the Adviser has agreed to provide investment advisory services to the Corporation. In exchange for these services, the Corporation will pay the Adviser a fee for investment management services consisting of a base management fee and a performance-based incentive fee. For the fiscal year ended December 31, 2023, the Adviser earned a base management fee of $942,612. For the fiscal year ended December 31, 2023, the Adviser did not earn an incentive fee. Effective December 20, 2017, the Adviser ended its voluntary waiver of advisory fees. Fees waived before June 10, 2016 are not subject to recoupment. The Adviser may elect to recoup any fees voluntarily waived from and after June 10, 2016 within three years from the date that such fees were otherwise payable, provided that the recoupment of the Adviser will be limited to the amount of such voluntarily waived fees (excluding any fees the Adviser has indicated are not subject to recoupment) and will not cause the sum of the Corporation’s advisory fees, administration fees, and “Other Expenses” (as defined in the Expense Limitation Agreement), nor will any recoupment exceed the annual rate of 3.40% of average gross assets.

The Corporation has also entered into an administration agreement pursuant to which the Adviser furnishes the Corporation with office facilities, equipment and clerical, bookkeeping, recordkeeping and other administrative services to enable the Corporation to operate. The Corporation has agreed to reimburse the Adviser for its allocable portion of overhead and other expenses incurred by the Adviser in performing its obligations under the administration agreement. To the extent that the Adviser outsources any of its functions, the Corporation will pay the fees associated with such functions on a direct basis without profit to the Adviser. In no event, however, will the Corporation reimburse the Adviser under the administration agreement in an amount that exceeds an annual rate of 0.4% of the Corporation’s gross assets, including cash and cash equivalents and assets purchased with borrowed funds.

The Adviser has entered into a Services Agreement with Skyview Group (“Skyview”) pursuant to which the Adviser will receive administrative and operational support services to enable it to provide the required advisory services to the Corporation.

Certain Skyview personnel became dual-employees of NexPoint Services, Inc., a wholly-owned subsidiary of the Adviser. The same services are being performed by the dual-employees. The Adviser, and not the Corporation, will compensate all Adviser, Skyview, and dual-employee personnel who provide services to the Corporation.

In the future, the Corporation may engage the Adviser or certain of its affiliates to provide services other than those discussed above. Any arrangements would be subject to approval by the Board prior to the Adviser or its affiliates being engaged to provide services to the Corporation.

Information About the Independent Registered Public Accounting Firm

Cohen & Company, Ltd. (“Cohen”), an independent registered public accounting firm located at 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, currently serves as the independent registered public accounting firm for the Corporation. Representative(s) of Cohen will not attend the Annual Meeting, but Cohen has been given the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence. After reviewing the Corporation’s audited financial statements for the fiscal year ended December 31, 2023, the Corporation’s Audit Committee recommended to the Corporation’s Board that such statements be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023. A copy of the Audit Committee’s report appears below.

Independent Registered Public Accounting Firm Fees and Services

The following table presents fees for professional services rendered by Cohen for the Corporation’s fiscal years ended December 31, 2023 and 2022. One hundred percent (100%) of all services provided by Cohen were pre-approved and no fees were subject to pre-approval by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X. The audit services are approved by the Audit Committee pursuant to an audit engagement letter, and, in accordance with the Corporation’s pre-approval policies and procedures, the Audit Committee of the Corporation must pre-approve all non-audit services provided by Cohen, and all non-audit services provided by Cohen to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Corporation that are related to the operations and financial reporting of the Corporation. In some circumstances, when certain services were not recognized at the time of the engagement to be non-audit services, the pre-approval requirement may be waived if the aggregate amount of the fees for such non-audit services constitutes less than five percent of the total amount of revenues paid to Cohen by the Corporation during the fiscal year in which the non-audit services are provided. Cohen provides permitted non-audit services to certain entities controlling, controlled by or under common control with the Adviser that provide ongoing services to the Corporation.

	Fiscal Year Ended December 31, 2023	Fiscal Year Ended December 31, 2022
Audit Fees paid by the Corporation	$135,000	$120,000
Audit-Related Fees paid by the Corporation	$31,500	$31,500
Tax Fees paid by the Corporation	$15,500	$15,500
All Other Fees paid by the Corporation	$0	$0

Total Fees	$182,000	$167,000

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of the Corporation’s year-end financial statements and reviews of the interim financial statements included in quarterly reports and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings. These services also include the required audits of the Corporation’s internal controls over financial reporting.

Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements and are not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulation, consultations concerning financial accounting and reporting standards, and fees related to requests for documentation and information from regulatory and other government agencies.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees. All other fees include fees for products and services other than the services reported above.

Report of the Audit Committee(1)

The following is the report of the Audit Committee (the “Committee”) of NexPoint Capital, Inc. (the “Corporation”) with respect to the Corporation’s audited financial statements for the fiscal year ended December 31, 2023.

The Committee oversees the Corporation’s accounting and financial reporting processes and the audits of the Corporation’s financial statements. Management is responsible for the preparation, presentation and integrity of the Corporation’s financial statements, the Corporation’s accounting and financial and reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Committee reviewed the audited financial statements in the Corporation’s annual report on Form 10-K for the fiscal year ended December 31, 2023 with management and discussed the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Committee has considered and discussed the above described December 31, 2023 audited financial statements with management and with Cohen. The Committee has also discussed with Cohen the matters required to be discussed by the statement on Auditing Standards No. 1301, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, The Auditor’s Communication With Those Charged With Governance. The Committee reviewed with Cohen, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Corporation’s accounting principles and such other matters as are required to be discussed with the Committee

(1)

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Corporation under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

under generally accepted auditing standards. Finally, the Committee reviewed the written disclosures and the letters from Cohen required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, has considered whether the provision of other non-audit services by Cohen to the Corporation are compatible with maintaining Cohen’s independence, and has discussed with Cohen its independence of the Corporation.

The Committee discussed with Cohen the overall scope and plans for the audit. The Committee met with Cohen to discuss the results of their audit, their evaluations of the Corporation’s internal controls and the overall quality of the Corporation’s financial reporting.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to in this proxy statement and in the Committee’s Charter, the Committee recommended to the Board (and the Board has approved) that the Corporation’s audited financial statements be included in the Corporation’s annual report on Form 10-K for the fiscal year ended December 31, 2023 and filed with the SEC.

Stockholders are reminded, however, that the members of the Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committee rely, without independent verification, on the information provided to them and on the representations made by management and Cohen. Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions, referred to above, do not assure that the audit of the Corporation’s financial statements has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in conformity with accounting principles generally accepted in the United States of America or that the Corporation’s independent registered public accounting firm is, in fact, “independent.”

Bryan A. Ward, Committee Chair

Dr. Bob Froehlich, Committee Member

Ethan Powell, Committee Member

Dorri McWhorter, Committee Member

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Directors do not intend to present any other business at the Annual Meeting nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote thereon in accordance with their judgment.

ADDITIONAL INFORMATION

Stockholder Proposals

The Corporation expects that the 2025 Annual Meeting of Stockholders will be held in June 2025, but the exact date, time and location of such meeting have yet to be determined. Proposals to be included in the proxy statement for the 2025 Annual Meeting must be submitted by eligible stockholders who have complied with the relevant regulations of the SEC and received no later than January 17, 2025. In addition, the Corporation’s bylaws contain an advance notice provision requiring that, if a stockholder’s proposal, including nomination of a Director, is brought before the next annual meeting of the Corporation’s stockholders, such stockholder must provide timely notice thereof in writing addressed to Stephanie Vitiello, Secretary, c/o NexPoint Capital, Inc., 300 Crescent Court, Suite 700, Dallas, Texas 75201. Notices of intention to present proposals, including nomination of a Director, at the 2025 Annual Meeting must be received by the Corporation between January 17, 2025 and 5:00 p.m. Central Time on February 16, 2025. The submission of a proposal does not guarantee its inclusion in the Corporation’s proxy statement or presentation at the 2025 Annual Meeting of the Stockholders unless certain securities law requirements are met. The Corporation reserves the right to reject, rule out of order, or to take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Proxies solicited by the Corporation will confer discretionary voting authority with respect to these proposals if the proposals are not received by the Corporation, in good order and complying with all applicable legal requirements, by February 16, 2025, and may confer discretionary voting authority with respect to proposals received before such date, in each case subject to SEC rules governing the exercise of this authority.

Delivery Requirements

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement or Notice of Internet Availability of Proxy Materials (“Notice”) addressed to those stockholders or by sending separate Notices for each household account in a single envelope. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Corporation and some brokers household proxy materials or Notices, delivering a single proxy statement or Notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once a stockholder has received notice from a broker or the Corporation that they will be householding materials to the stockholder’s address, householding will continue until the stockholder is notified otherwise or until the stockholder revokes consent. If a stockholder does not want Corporation mailings consolidated and would prefer to receive separate mailings at any time in the future, the stockholder should call the Corporation at (844) 485-9167 or write the Corporation c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201 and the Corporation will furnish separate mailings, in accordance with instructions.

COPIES OF THE CORPORATION’S ANNUAL REPORT DATED DECEMBER 31, 2023 TO STOCKHOLDERS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO EQ FUND SOLUTIONS, LLC AT EQ FUND SOLUTIONS, LLC, ATTN: NEXPOINT 19808 FULFILLMENT, 55 CHALLENGER ROAD, RIDGEFIELD PARK, NEW JERSEY 07660, BY CALLING (866) 796-1292, OR BY SENDING AN E-MAIL TO CORPORATESERVICES@EQUINITI.COM, USING SUBJECT LINE: NEXPOINT 19808 FULFILLMENT.

Communications with Directors

Stockholders of the Corporation who wish to communicate with the Directors (or with an individual Director) should send communications to the attention of Stephanie Vitiello, Secretary and Chief Compliance Officer, c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201, and all communications will be directed to the Director or Directors indicated in the communication or, if no Director or Directors are indicated, to all Directors.

It is important that proxies be returned promptly. You are urged to complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States.

Dallas, Texas

May 17, 2024

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!	PROXY CARD

NEXPOINT CAPITAL, INC.

PROXY FOR AN ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 26, 2024

The undersigned holder of shares of NexPoint Capital, Inc., a Delaware corporation (the “Corporation”), revoking prior proxies, hereby appoints Lauren Fetty and Will Mabry, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto. Each of them, with full power of substitution, are entitled to vote shares held in the name of the undersigned as of the record date at the Annual Meeting of Stockholders of NexPoint Capital, Inc. at 300 Crescent Court, Suite 700, Dallas, Texas 75201 on June 26, 2024, at 9:00 a.m. Central Time (the “Annual Meeting”), or at any adjournment or postponement thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement. The undersigned acknowledges receiving the Notice of Meeting and accompanying Proxy Statement.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free

(866) 796-1292. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 26, 2024:

The proxy statement is available online at: https://vote.proxyonline.com/nexpoint/docs/bdc.pdf

NEXPOINT CAPITAL, INC.	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledge(s) receipt of this Proxy Statement of the Board of Directors. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Corporation’s Board of Directors. The Proposal has been unanimously approved by the Board of Directors and recommended for approval by stockholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Annual Meeting.

THE BOARD OF DIRECTORS, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEE AS A DIRECTOR.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:	●

PROPOSAL:

1.	To elect John Honis as a Class III Director of the Corporation to serve for a three-year term expiring at the 2027 Annual Meeting of Stockholders or until his successor is duly elected and qualifies; and

	FOR	WITHHOLD

1.1 John Honis	¡	¡

2.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

THANK YOU FOR VOTING